UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


 Date of Report (Date of earliest event reported): July 14, 2010 (July 8, 2010)

                        Baldwin Technology Company, Inc.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

                      1-9334                               13-3258160
--------------------------------------------------------------------------------
             (Commission File Number)          (IRS Employer Identification No.)


     Two Trap Falls Road, Suite 402, Shelton, CT                   06484
--------------------------------------------------------------------------------
     (Address of Principal Executive Offices)                    (Zip Code)

                                  203-402-1000
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                      N/A
--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement
---------    ------------------------------------------

     On July 8, 2010, the Company entered into an advisory agreement (the "Advisory Agreement") with OBX Partners LLC ("OBX"), a Florida limited liability company, under which OBX will act as a financial advisor and strategic consultant to the Ad Hoc Advisory Committee (the "Committee") of the Board of Directors of the Company, with regard to any transactions being contemplated by the Company during the term of the engagement, the Company's budget and business plans and the Company's financing needs and liquidity.

     A copy of the Advisory Agreement is attached to this Report as Exhibit 10.1, and is incorporated herein by reference.


Item 3.02    Unregistered Sales of Equity Securities
---------    ---------------------------------------

     As part of the consideration for the services to be rendered pursuant to the Advisory Agreement referred to in Item 1.01 above, the Company has granted to OBX an option (the "Option") to purchase three hundred thousand (300,000) shares of the Company's Class A Common Stock (the "Shares") at an exercise price per share of $1.26, exercisable on or after October 1, 2011. Except as provided in the option agreement, a form of which is attached as Exhibit B to the Advisory Agreement and which was entered into concurrently with the Advisory Agreement, the Option will terminate on November 16, 2010 if OBX shall not have substantially completed the engagement. If not previously terminated, the Option shall terminate on September 30, 2020. Neither the Option nor the Shares to be issued upon exercise of the Option have been registered under the Securities Act of 1933 in reliance upon the exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended.


Item 9.01    Financial Statements and Exhibits
---------    ---------------------------------

     (d)     Exhibits
             --------

     10.1 Advisory Agreement dated July 8, 2010 between Baldwin Technology Company, Inc. and OBX Partners LLC (filed herewith).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                         BALDWIN TECHNOLOGY COMPANY, INC.
                                                  (Registrant)


                                         By:   /s/ John P. Jordan
                                             -----------------------------------
                                                   John P. Jordan
                                                   Vice President, Treasurer and
                                                   Chief Financial Officer



Dated: July 14, 2010



                                       3